                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                          FILED BY THE REGISTRANT [ X ]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:

        [ ] Preliminary Proxy Statement [ ] Confidential, For Use of the
                          Commission only (as permitted
                              by Rule 14a-6(e)(2))

                        [ X ] Definitive Proxy Statement

                       [ ] Definitive Additional Materials

               [ ] Soliciting Material Pursuant to Rule 240.14a-12

                                  GARTNER, INC.

                (Name of Registrant as Specified In Its Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                             [ X ] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

               [ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                                 [GARTNER LOGO]

                                                                  April 29, 2004

Dear Stockholder:

On behalf of the Board of Directors and Management of Gartner, Inc., I invite you to attend our Annual Meeting of Stockholders. The meeting will be held on Wednesday, June 30, 2004, at 10 a.m. local time, at our corporate headquarters at 56 Top Gallant Road, Stamford, Connecticut 06902.

At our Annual Meeting, holders of our Class A and Class B Common Stock will each be asked to elect certain directors. This item is fully described in the attached Proxy Statement. There also will be an opportunity for you to ask questions about our business.

It is important that your stock is represented, regardless of the number of shares you hold. After reading the enclosed Proxy Statement, please vote your proxy in accordance with the instructions provided.

If you have any questions about the meeting, please contact our Investor Relations Department at (203) 316-6537.

Sincerely,

/s/ Michael D. Fleisher
MICHAEL D. FLEISHER
Chairman of the Board and
Chief Executive Officer

                                 [GARTNER LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:                          Wednesday, June 30, 2004

TIME:                          10:00 a.m. local time

LOCATION:                      56 Top Gallant Road
                               Stamford, Connecticut 06902

MATTERS TO BE VOTED ON:        Election of 3 directors (2 of our Class B Common
                               Stock and 1 of our Class A Common Stock)

                               Any other business properly brought before the meeting

                               These items are more particularly described in the Proxy Statement

RECORD DATE:                   May 3, 2004 - You are eligible to vote if you
                               were a stockholder of record on this date

VOTING METHODS:                By Internet
                               By Telephone
                               By Proxy Card
                               In Person

IMPORTANCE OF VOTE:            Submit a proxy as soon as possible to ensure that
                               your shares are represented

                               Voting promptly will insure that we have a quorum at the meeting and will save us proxy solicitation expenses

                               If you own shares of both our Class A and Class B Common Stock, you will need to vote separately for each class of stock

By Order of the Board of Directors,

/s/ Lewis G. Schwartz

April 29, 2004

                                TABLE OF CONTENTS

SUMMARY....................................................................................................     1
GENERAL INFORMATION........................................................................................     3
         THE ANNUAL MEETING................................................................................     3
         PURPOSE OF MEETING................................................................................     3
         INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXIES.........................................     3
              WHO CAN VOTE?................................................................................     3
              HOW YOU CAN VOTE.............................................................................     3
              HOW TO REVOKE YOUR PROXY OR CHANGE YOUR VOTE.................................................     3
              HOW MANY VOTES YOU HAVE......................................................................     4
              QUORUM.......................................................................................     4
              VOTES REQUIRED...............................................................................     4
PROPOSAL ONE: ELECTION OF DIRECTORS........................................................................     5
         GENERAL INFORMATION ABOUT OUR BOARD OF DIRECTORS..................................................     5
         NOMINEES..........................................................................................     5
         RECOMMENDATION OF OUR BOARD.......................................................................     5
         INFORMATION ABOUT NOMINEES FOR ELECTION AS CLASS II DIRECTORS.....................................     6
         INFORMATION ABOUT THE MEMBERS OF OUR BOARD WHOSE TERMS OF OFFICE DO NOT EXPIRE AT
              THE ANNUAL MEETING...........................................................................     6
         COMPENSATION OF DIRECTORS.........................................................................     8
         BOARD MEETINGS HELD DURING FISCAL 2003............................................................     8
         BOARD INDEPENDENCE................................................................................     8
         DIRECTOR ATTENDANCE AT ANNUAL MEETING.............................................................     8
         DIRECTOR STOCK OWNERSHIP GUIDELINES...............................................................     9
         CODE OF ETHICS....................................................................................     9
         COMMITTEES........................................................................................     9
EXECUTIVE OFFICERS.........................................................................................    10
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION....................................................    11
EXECUTIVE COMPENSATION.....................................................................................    13
         SUMMARY COMPENSATION TABLE........................................................................    13
         OPTIONS GRANTED IN 2003 TO THE NAMED EXECUTIVE OFFICERS...........................................    14
         OPTIONS EXERCISED IN 2003 BY THE NAMED EXECUTIVE OFFICERS AND 2003 YEAR-END OPTION VALUES.........    14
         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.......................................    14
         EMPLOYMENT AGREEMENTS WITH CURRENT AND NAMED EXECUTIVE OFFICERS...................................    14
AUDIT COMMITTEE REPORT.....................................................................................    18
COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN..........................................................    20
OTHER INFORMATION..........................................................................................    21
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT....................................    21
         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...........................................    23
CERTAIN RELATIONSHIPS AND TRANSACTIONS.....................................................................    23
         RELATIONSHIP WITH SILVER LAKE PARTNERS, L.P.......................................................    23
         RELATIONSHIPS WITH OTHER THIRD PARTIES............................................................    23
MISCELLANEOUS..............................................................................................    23
         SOLICITATION OF PROXIES...........................................................................    23
         DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR OUR 2005 ANNUAL MEETING.........................    24
         ANNUAL REPORT.....................................................................................    24

APPENDIX A: AUDIT COMMITTEE CHARTER........................................................................   A-1

                                  GARTNER, INC.
                               56 TOP GALLANT ROAD
                               STAMFORD, CT 06902

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 30, 2004

                                     SUMMARY

         The summary information provided below in "question and answer" format is for your convenience. This summary may not contain all the information that may be important to you. To better understand the items being voted on, you should read carefully this entire document, including the appendix.

WHEN AND WHERE IS THE ANNUAL MEETING?

         The Annual Meeting will take place on Wednesday, June 30, 2004, at 10:00 a.m. local time, at our corporate headquarters, 56 Top Gallant Road, Stamford, Connecticut 06902. This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are being made available to our stockholders on April 29, 2004.

WHAT MATTERS WILL BE VOTED ON AT THE ANNUAL MEETING?

         - The holders of our Class A Common Stock will vote on the re-election of Maynard G. Webb, Jr. as a director to hold office for a term of three years.

         - The holders of our Class B Common Stock will vote on the re-election of Anne Sutherland Fuchs and the election of Jeffrey W. Ubben as directors to hold office for a term of three years.

         - The holders of our Class A and Class B Common Stock will transact any other business that is brought properly before the Annual Meeting.

WHO IS ENTITLED TO VOTE?

         Stockholders of record at the close of business on May 3, 2004, which is the "Record Date," are entitled to notice of, and to vote at, the Annual Meeting.

IF YOUR BROKER HOLDS YOUR SHARES IN "STREET NAME," HOW WILL YOUR BROKER VOTE?

Your broker MAY vote your shares without instructions from you. YOU SHOULD FOLLOW THE DIRECTIONS PROVIDED BY YOUR BROKER TO INSTRUCT YOUR BROKER HOW TO VOTE YOUR SHARES. See "How You Can Vote" on Page 3.

CAN YOU REVOKE OR CHANGE YOUR VOTE AFTER YOU SUBMIT A PROXY?

         Yes. To revoke or change your vote you can:

         - give written notice of revocation to: Corporate Secretary, Gartner, Inc., 56 Top Gallant Road, P.O. Box 10212, Stamford, Connecticut 06904-2212 prior to the Annual Meeting; or

         - submit another timely proxy by the Internet, telephone or mail; or

         - attend the Annual Meeting and vote in person. If your shares are not held in your name, to vote at the meeting you must obtain a proxy executed in your favor from the holder of record.

WHO CAN ANSWER YOUR QUESTIONS?

         If you have questions about this Proxy Statement or the Annual Meeting, please call our Investor Relations Department at (203) 316-6537.

          YOU SHOULD READ CAREFULLY THIS PROXY STATEMENT (INCLUDING THE
                           APPENDIX) IN ITS ENTIRETY.

                               GENERAL INFORMATION

                               THE ANNUAL MEETING

         Our Board of Directors is soliciting proxies to be used at our Annual Meeting of Stockholders to be held on June 30, 2004. This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are being made available to our stockholders on or about April 29, 2004.

                               PURPOSE OF MEETING

         The proposal to be acted upon at the Annual Meeting is summarized in the accompanying Notice of Annual Meeting. This proposal is described in more detail in this Proxy Statement, under the heading "PROPOSAL ONE" on page 5.

            INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXIES

WHO CAN VOTE?

         Only stockholders of record at the close of business on May 3, 2004 may vote at the Annual Meeting. As of May 3, 2004, there were 103,584,493 shares of our Class A Common Stock and 28,175,143 shares of our Class B Common Stock outstanding.

HOW YOU CAN VOTE

         You may vote using one of the following methods:

         - INTERNET. You may vote by the Internet by going to the website for Internet voting on your proxy card. If you vote by the Internet, you should not return your proxy card.

         - TELEPHONE. You may vote by telephone by calling the toll-free telephone number on your proxy card. If you vote by telephone, you should not return your proxy card.

         - MAIL. You may vote by mail by marking your proxy card, dating and signing it, and returning it in the postage-paid envelope provided.

         - IN PERSON. You may vote your shares in person by attending the Annual Meeting.

         If you own both Class A and Class B Common Stock, you will need to vote separately for each class of stock.

         If a broker holds your shares in "street name," the broker is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker may vote your shares with respect to the election of directors.

         All shares that have been voted properly by an unrevoked proxy will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as our Board recommends.

         If any other matters are brought properly before the Annual Meeting, the persons named as proxies in the enclosed proxy card will have the discretion to vote on those matters for you. As of the date of this Proxy Statement, we did not know of any other matter to be raised at the Annual Meeting.

HOW TO REVOKE YOUR PROXY OR CHANGE YOUR VOTE

         You can revoke your proxy or change your vote before your proxy is voted at the Annual Meeting by:

         - giving written notice of revocation to: Corporate Secretary, Gartner, Inc., 56 Top Gallant Road, P.O. Box 10212, Stamford, Connecticut 06904-2212; or

         - submitting another timely proxy by the Internet, telephone or mail; or

         - attending the Annual Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, to vote at the Annual Meeting you must obtain a proxy executed in your favor from the holder of record. Attendance at the Annual Meeting will not, by itself, revoke your prior proxy.

HOW MANY VOTES YOU HAVE

         Each Common A stockholder has one vote for each share of Class A Common Stock that he or she owned on the Record Date for all matters being voted on, except the election of the Common B Directors.

         Each Common B stockholder has one vote for each share of Class B Common Stock that he or she owned on the Record Date for all matters being voted on, except the election of the Common A Director. Any holder of our Class B Common Stock who owns more than 15% of the outstanding Class B Common Stock cannot vote all of his or her Class B Common Stock in the election of the Common B Directors unless such holder owns an equivalent percentage of our Class A Common Stock. For example, if a holder of our Class B Common Stock owns shares representing 17% of our Class B Common Stock and shares representing 5% of our Class A Common Stock, the stockholder may vote shares representing only 5% of our Class B Common Stock.

QUORUM

         ELECTION OF COMMON A DIRECTORS BY CLASS A COMMON STOCKHOLDERS. A quorum to elect the Common A Director is constituted by the presence, in person or by proxy, of holders of our Class A Common Stock representing a majority of the aggregate number of shares of Class A Common Stock entitled to vote. Abstentions and broker non-votes will be considered present to determine the presence of a quorum. (See "General Information About Our Board Of Directors" on page 5).

         ELECTION OF COMMON B DIRECTORS BY CLASS B COMMON STOCKHOLDERS. A quorum to elect the Common B Directors is constituted by the presence, in person or by proxy, of holders of our Class B Common Stock representing a majority of the aggregate number of shares of Class B Common Stock entitled to vote. Abstentions and broker non-votes will be considered present to determine the presence of a quorum. (See "General Information About Our Board Of Directors" on page 5).

VOTES REQUIRED

         ELECTION OF COMMON A DIRECTOR BY CLASS A COMMON STOCKHOLDERS. The one nominee for Common A Director receiving the highest vote total will be elected. Abstentions and broker non-votes will have no effect on the election of the Common A Director. (See "General Information About Our Board Of Directors" on page 5).

         ELECTION OF COMMON B DIRECTORS BY CLASS B COMMON STOCKHOLDERS. The two nominees for Common B Director receiving the highest vote totals will be elected. Abstentions and broker non-votes will have no effect on the election of the Common B Directors. (See "General Information About Our Board Of Directors" on page 5).

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

GENERAL INFORMATION ABOUT OUR BOARD OF DIRECTORS

         Each of our directors is elected for a three-year staggered term. Our Board's ten directors are divided into three classes: Class I, Class II and Class III. Each director is further designated as a Common A Director or a Common B Director. Holders of our Class A Common Stock elect two directors and holders of our Class B Common Stock elect eight directors. One class of directors is elected at each Annual Meeting.

         The following table shows our current directors, when each class of directors is elected, how many of those directors are Common A or Common B Directors and how each director is classified:

                                    Number of   Names of    Number of         Names of
                                    Common A    Common A    Common B          Common B
                                    Directors   Directors   Directors         Directors
Class I: Term Expires 2006              0        None          3        Hutchins, Pagliuca, Roux
     and every 3 years thereafter
Class II: Term Expires 2004             1        Webb          2        Fuchs, Sisco
     and every 3 years thereafter
Class III: Term Expires 2005            1        Grabe         3        Fleisher, Hopper, Smith
     and every 3 years thereafter

NOMINEES

         Of the three nominees listed below, Maynard G. Webb, Jr. and Anne Sutherland Fuchs are currently directors and have agreed to serve another term. Jeffrey W. Ubben is standing for election as a director for the first time and, if elected, will take the position currently filled by Dennis G. Sisco. If any nominee is unable or declines unexpectedly to stand for election as a director at the Annual Meeting, proxies will be voted for a nominee designated by the present Board to fill the vacancy. Each person elected as a director will continue to be a director until the 2007 Annual Meeting or until a successor has been elected.

RECOMMENDATION OF OUR BOARD

         OUR BOARD RECOMMENDS THAT OUR CLASS A COMMON STOCKHOLDERS VOTE "FOR" THE NOMINEE LISTED BELOW:

         -        Maynard G. Webb, Jr.

         OUR BOARD RECOMMENDS THAT OUR CLASS B COMMON STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW:

         -        Anne Sutherland Fuchs

         -        Jeffrey W. Ubben

         None of our directors or executive officers is related to another director or executive officer by blood, marriage or adoption. Mr. Fleisher's employment agreement provides that we will include him on the slate of nominees to be elected to our Board during the term of his agreement. See "Executive Compensation - Employment Agreements with Executive Officers" on page 14. Messrs. Hutchins and. Roux serve as directors pursuant to an agreement we entered into in connection with the issuance of our convertible notes in April 2000. See "Certain Relationships and Transactions - Relationship with Silver Lake Partners, L.P." on page 23. There are no other arrangements between any director or nominee and any other person pursuant to which the director or nominee was selected.

INFORMATION ABOUT NOMINEES FOR ELECTION AS CLASS II DIRECTORS

CLASS II COMMON A DIRECTOR

         MAYNARD G. WEBB, JR., age 48, has been a director since October 2001. Since June 2002, Mr. Webb has been chief operating officer of eBay, Inc., an online marketplace. Prior to that he was president of eBay Technologies, a division of eBay, Inc. from August 1999 through June 2002. From July 1998 to August 1999, Mr. Webb was Senior Vice President and Chief Information Officer at Gateway, Inc. From February 1995 to July 1998, Mr. Webb was Vice President and Chief Information Officer at Bay Networks, Inc. Mr. Webb holds a bachelor's degree from Florida Atlantic University.

CLASS II COMMON B DIRECTORS

         ANNE SUTHERLAND FUCHS, age 57, has been a director since July 1999. On January 1, 2003, Ms. Fuchs became a consultant to private equity firms. Prior to this, Ms. Fuchs was employed by LVMH Moet Hennessy Louis Vuitton, a global luxury products conglomerate, where she served as Executive Vice President of LVMH from March to December 2002 and as the global chief executive at Phillips de Pury & Luxembourg, LVMH's auction house subsidiary, from July 2001 to February 2002. From 1994 to 2001, Ms. Fuchs worked for Hearst Magazines, where she was most recently the Senior Vice President and Group Publishing Director. Prior to joining Hearst, Ms. Fuchs held executive and publisher positions with a number of companies. Ms. Fuchs is Chair of the Commission on Women's Issues for New York City. Ms. Fuchs holds a bachelor's degree from New York University and two honorary doctorate degrees.

         JEFFREY W. UBBEN, age 42, is standing for election for the first time as one of our directors. Mr. Ubben is a founder and Managing Partner of ValueAct Capital, an investment partnership. From 1995 to 2000, Mr. Ubben was a Managing Partner of Blum Capital. Prior to that, he was a portfolio manager for Fidelity Investments from 1987 to 1995. Mr. Ubben is Chairman of the Board of Martha Stewart Living Omnimedia, Inc. and a director of Per-Se Technologies, Inc. and Mentor Corporation. Mr. Ubben holds a bachelor's degree from Duke University and an M.B.A. degree from the J. L. Kellogg Graduate School of Management at Northwestern University. Mr. Ubben is the beneficial owner of 8,560,100 shares or 8.26% of our Class A Common Stock and 5,122,546 shares or 18.18% of our Class B Common Stock. See "Security Ownership of Certain Beneficial Holders and Management" on page 21.

INFORMATION ABOUT THE MEMBERS OF OUR BOARD WHOSE TERMS OF OFFICE DO NOT EXPIRE AT THE ANNUAL MEETING

CLASS I COMMON B DIRECTORS (TERM EXPIRES AT THE 2006 ANNUAL MEETING)

         GLENN H. HUTCHINS, age 48, has been a director since April 2000. Mr. Hutchins is a managing director of Silver Lake Partners, which he co-founded in January 1999. Silver Lake Partners is a private equity investment partnership. From 1994 to 1999, Mr. Hutchins was a Senior Managing Director of The Blackstone Group, where he focused on private equity investing. Mr. Hutchins is a director of Ameritrade Holding Corp. and Seagate Technology. He is also a trustee of Lawrenceville School. Mr. Hutchins holds a bachelor's degree from Harvard College, an M.B.A. degree from Harvard Business School and a J.D. degree from Harvard Law School.

         STEPHEN G. PAGLIUCA, age 49, has been a director since July 1990. Mr. Pagliuca is a founding partner of Information Partners Capital Fund, L.P., a venture capital fund, and has served as its Managing Partner since 1989. He is also a Managing Director of Bain Capital, Inc., an investment firm with which Information Partners is associated. Prior to 1989, Mr. Pagliuca was a partner at Bain & Company, where he managed client relationships in the information services, software, credit services and health care industries. Mr. Pagliuca is a director of Ameritrade Holding Corp., Instinet Group Incorporated and FTD. Mr. Pagliuca, a certified public accountant, holds a bachelor's degree from Duke University and an M.B.A. degree from Harvard Business School.

         DAVID J. ROUX, age 47, has been a director since July 2001. Mr. Roux is a managing director of Silver Lake Partners, which he co-founded in January 1999. Silver Lake Partnersis a private equity partnership. From February 1998 to November 1998, he served as the Chief Executive Officer and President of Liberate Technologies, a software platform provider. From September 1994 to December 1998, Mr. Roux held various management positions with Oracle Corporation, a systems and applications software provider, most recently as Executive Vice President of Corporate Development. Mr. Roux is a director of Business Objects S.A. and VERITAS Software Corporation. Mr. Roux holds a bachelor's degree from Harvard College, an M.B.A. degree from Harvard Business School and a M. Phil. degree from Kings College, Cambridge University in the United Kingdom.

CLASS III COMMON A DIRECTOR (TERM EXPIRES AT THE 2005 ANNUAL MEETING)

         WILLIAM O. GRABE, age 66, has been a director since April 1993. Since January 1994, Mr. Grabe has been a general partner of General Atlantic Partners, an investment firm, where he has worked since April 1992. Prior to his affiliation with General Atlantic, Mr. Grabe retired from IBM Corporation as an IBM Vice President and Corporate Officer. Mr. Grabe is a director of Bottomline Technologies, Compuware Corporation, Digital China Holdings Limited, Exact Holding N.V., and FirePond, Inc. Mr. Grabe is a trustee of the Cancer Research Institute and Outward Bound USA. Mr. Grabe is on the Board of Visitors of the UCLA Graduate School of Business. Mr. Grabe holds a bachelor's degree from New York University and an M.B.A. degree from the University of California at Los Angeles.

CLASS III COMMON B DIRECTORS (TERM EXPIRES AT THE 2005 ANNUAL MEETING)

         MICHAEL D. FLEISHER, age 39, has been Chairman of our Board since October 2001, a director and our Chief Executive Officer since October 1999, and our President from May 2001 to October 2003. From February 1999 to October 1999, he served as our Chief Financial Officer and Executive Vice President, Finance and Administration. Mr. Fleisher joined Gartner in April 1993 and has held several other management positions, including Executive Vice President and President, Emerging Business; Vice President, Business Development; and Director, Strategic Planning. Prior to joining Gartner, Mr. Fleisher worked at Bain Capital, Inc. where he was involved in the buyout of Gartner by management and Bain Capital from Saatchi & Saatchi in October 1990. Mr. Fleisher is a director of Ameritrade Holding Corp. and is on the board of NYC 2012, Inc. Mr. Fleisher holds a bachelor's degree from the Wharton School of the University of Pennsylvania.

         MAX D. HOPPER, age 69, has been a director since January 1994. In 1995, he founded Max D. Hopper Associates, Inc., a consulting firm specializing in creating benefits from the strategic use of advanced information systems. He is the retired chairman of the SABRE Technology Group and served as Senior Vice President for American Airlines, both units of AMR Corporation. Mr. Hopper is a director of Perficient, Inc. and United Stationers, Inc. Mr. Hopper holds a bachelor's degree from the University of Houston.

         JAMES C. SMITH, age 63, has been a director since October 2002. Mr. Smith is Chairman of the Board of First Health Group Corp., a national health benefits company. Prior to that, Mr. Smith was the Chief Executive Officer of First Health from January 1984 through January 2002 and President of First Health from January 1984 to January 2001. Mr. Smith holds a bachelor's degree from Northeastern University.

COMPENSATION OF DIRECTORS

         Directors who are also employees, and directors who we appoint at the request of another entity because of the relationship between that entity and us, receive no fees for their services as directors. All other directors receive the following compensation for their services:

Annual Fee:                $40,000 per director, payable in four equal quarterly
                           installments, on the first day of each quarter. Up to 50% of the fee may be paid in cash and the balance is paid in our Class A Common Stock equivalents. All payments in stock equivalents are credited to an account based on the fair market value of the stock on the last day of the preceding quarter. Payment of the stock equivalents, which may be in cash or shares of Class A Common Stock, is deferred until the director ceases to be a director.

Annual Committee Chair     $1,500 per chair of each committee of our Board;
Fee:                       payable in the same manner as the Annual Fee.

Attendance Fee for Board   None; however, we do reimburse directors for their
Meetings:                  expenses to attend meetings.

Attendance Fee for         $1,000 per committee meeting attended.
Committee Meetings:

Initial Option Grant:      15,000 shares of our Class A Common Stock upon
                           becoming a director.

Annual Option Grant:       7,000 shares of our Class A Common Stock on March 1
                           of each year if the director has served for at least six months.

Option Vesting and Term:   Option grants vest in 3 equal installments on the
                           first three anniversaries of grant and remain exercisable until 10 years from the date of grant (5 years for those issued prior to the adoption of our 2003 Long-Term Incentive Plan). If the director ceases to be a director, the option expires in 90 days, unless the director is permanently disabled or dies while serving as a director, in which cases the option may be exercised for 6 months or one year, respectively, but in no event beyond its regular term.

BOARD MEETINGS HELD DURING 2003

         Our Board held eight meetings during 2003 and acted four times by written consent. During 2003, each director attended at least 75 percent of the Board and committee meetings held while such director served as a director and committee member. At each Board meeting the non-management directors meet in executive session with the appointment of a presiding director for such session left to the directors' discretion.

BOARD INDEPENDENCE

         Our Board Governance Guidelines are available at http:// www3.gartner.com/ir/asset_8465.jsp. Under these guidelines, the Governance Committee and the full Board annually assess the independence of the non-management directors of the Board by reviewing the financial and other relationships between the directors and us. This review is designed to determine whether these directors are independent, as defined under the standards of the New York Stock Exchange. The Governance Committee and the Board have determined that all of our non-management directors and our director nominee are independent under those standards.

         Stockholders and other interested parties may communicate with any of our directors, including our non-management directors, by writing to them c/o Corporate Secretary, Gartner, Inc., 56 Top Gallant Road, P.O. 10212, Stamford, CT 06904.

DIRECTOR ATTENDANCE AT ANNUAL MEETING

         The Board's policy regarding director attendance at the Annual Meeting is that they are welcome to attend, and that we will make all appropriate arrangements for directors that choose to attend. In 2003, only Mr. Fleisher attended the Annual Meeting.

DIRECTOR STOCK OWNERSHIP GUIDELINES

         The Board believes directors should have a financial interest in the Company. Accordingly, each director is required to own at least 10,000 shares of our stock. New directors also have three years from election or appointment to comply with the policy - 25% within one year of election or appointment; 50% within two years of election or appointment and 100% within three years of election or appointment.

CODE OF ETHICS

         Our Code of Ethics is available at
http://www3.gartner.com/ir/asset_8465.jsp.

COMMITTEES

         Our Board has three standing committees: Audit Committee, Compensation Committee and Governance Committee. All Committee members are non-management directors who, in the opinion of our Board, are independent as defined under the standards of the New York Stock Exchange. Our Board of Directors has approved a written charter for each committee which is available at http:// www3.gartner.com/ir/asset_8465.jsp

         Our Audit Committee currently consists of Messrs. Hopper, Pagliuca and Sisco. Our Board has determined that Mr. Pagliuca qualifies as an Audit Committee Financial Expert as defined by the rules of the Securities and Exchange Commission. During 2003, the Audit Committee held five meetings and consisted of Messrs. Hopper, Hutchins, Pagliuca and Sisco. Our Audit Committee reviews reports of our financial results, audits and internal controls. It is also the supervisor of our internal auditors and our independent auditors and approves all related fees and compensation and reviews their selection with the Board of Directors. The committee also reviews the procedures of our independent auditors for ensuring their independence with respect to the services performed for us. The committee also reports to stockholders as required by the Securities and Exchange Commission (please see page 18).

         Our Compensation Committee consists of Messrs. Roux, Smith and Webb and held six meetings during 2003. The Compensation Committee has responsibility for administering and approving all elements of compensation for the Chief Executive Officer and certain other senior management positions. It also approves, by direct action or through delegation, participation in and all equity awards, grants, and related actions under the provisions of our equity incentive plans. The committee reports to stockholders on executive compensation items as required by the Securities and Exchange Commission (please see page 10).

         Our Governance Committee consists of Ms. Fuchs and Messrs. Grabe and Hutchins and held five meetings during 2003. Our Governance Committee reviews issues regarding our governance, reviews and implements policies for our Board, reviews the size of our Board and criteria for membership, nominates potential members for election to the Board, recommends the assignment of directors to our Board's committees and reviews the performance of our Chief Executive Officer and our Board members. Candidates may come to the attention of the Governance Committee through current Board of Directors members, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Governance Committee. Stockholders wishing to recommend director candidates for consideration by the committee may do so by writing to the Chairman of the committee, giving the recommended candidate's name, biographical data, and qualifications.

                               EXECUTIVE OFFICERS

         The following individuals were serving as our executive officers on April 30, 2004:

        NAME           AGE                     TITLE
        ----           ---                     -----
Michael D. Fleisher    39    Chairman of the Board and Chief Executive Officer
Maureen E. O'Connell   42    President and Chief Operating Officer
Christopher Lafond     38    Executive Vice President and Chief Financial Officer
Zachary Morowitz       47    Executive Vice President, Corporate Development

         MR. FLEISHER has been Chairman of our Board since October 2001, a director and Chief Executive Officer since October 1999 and our President from May 2001 to October 2003. For more information on Mr. Fleisher's business experience, see the description provided under "Information About The Members Of Our Board Whose Terms Of Office Do Not Expire At The Annual Meeting" on page 6.

         MS. O'CONNELL has been President and Chief Operating Officer since October 2003. From October 2002 to October 2003, Ms. O'Connell served as Executive Vice President, Chief Financial and Administrative Officer. Prior to joining us, Ms. O'Connell served as Executive Vice President and Chief Financial Officer at Barnes & Noble from March 2000 through October 2002. Prior to that, Ms. O'Connell was Chief Financial Officer at Publishers Clearing House and BMG Direct, two Primedia divisions. Ms. O'Connell holds a bachelor's degree from the Stern School of Business at New York University and is a certified public accountant.

         MR. LAFOND has been Executive Vice President, Chief Financial Officer since October 2003. From January 2002 to October 2003, Mr. Lafond served as Chief Financial Officer for North America and Latin America. From July 2000 to December 2001, Mr. Lafond was Group Vice President and North American Controller. Mr. Lafond joined us in 1995 and has held several finance positions, including, Director of Finance, Vice President of Finance and Assistant Controller. Prior to joining us, Mr. Lafond was Senior Financial Planner at International Business Machines Corporation and an Analyst in fixed-income asset management at J.P. Morgan Investment Management. Mr. Lafond holds a bachelor's from the University of Connecticut and a master's degree from the Columbia University Graduate School of Business.

         MR. MOROWITZ has been Executive Vice President, Corporate Development since October 2002. From October 1999 to October 2002, Mr. Morowitz served as Senior Vice President, Corporate Development. Mr. Morowitz joined us in 1993 and has held several other management positions, including Senior Vice President, Worldwide Events; Senior Vice President, Product & Service Development; and Vice President, Business Development. Prior to joining us, Mr. Morowitz was Chief Operating Officer at New Science Associates, a company we acquired in 1993. Mr. Morowitz holds a bachelor's and a master's degree from the University of California at Berkeley.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Our role is to set overall compensation principles and review Gartner's entire compensation program annually. We also review and establish the individual compensation levels for our executive officers and consider the advice of independent, outside consultants in determining whether the amounts and types of compensation we pay our executive officers are appropriate. We also administer our employee stock purchase plan and stock option plans. In discharging these responsibilities, we consult with outside compensation consultants, attorneys and other specialists.

         The goal of our compensation program is to attract, motivate and retain highly talented individuals. Our guiding philosophy is that compensation should be linked to performance. We believe that the better an individual performs, the higher the individual's compensation should be. Our compensation program is designed to balance short and long term financial objectives, build stockholder value and reward individual, group and corporate performance. We believe that individual compensation should be tied to our financial performance so that when our performance is better than established objectives, individuals should be paid more and when our financial performance does not meet our established objectives, incentive award payments should be reduced. The proportion of an individual's total compensation that varies with individual and corporate performance objectives should increase as the individual's business responsibilities increase. In addition, we believe that the total compensation package must be competitive with other companies in our industry to ensure that we continue to attract, motivate and retain the people who are critical to our long-term success.

         We believe that our employees should own our stock. We provide employees at all levels with several ways to become stockholders. We have stock option plans under which we have made discretionary stock option grants to broad segments of the employee population worldwide. We also have an employee stock purchase plan that enables employees to purchase our Class A Common Stock at a discount through payroll deductions and a 401(k) savings plan that allows U.S. employees to invest in our Class A Common Stock. Our goal is to have market competitive stock programs that encourage each employee to act like an owner of the business.

         Compensation for our executive officers consists of three principal components: base salary, short-term incentives and long-term incentives.

         Base Salary. We set base salaries by evaluating the responsibilities of the position and the experience of the individual. We reference the competitive marketplace for executive talent and conduct surveys periodically for comparable positions at companies with whom we compare for compensation purposes.

         Short-Term Incentives (Cash Bonuses). We designed the annual bonus component of incentive compensation to align pay with our short-term (annual) performance. The full bonus is tied to achievement of financial performance objectives established by our Board on an annual basis.

         Long-Term Incentives (Stock Plans). The principal equity component of executive compensation is options granted under our stock option plans. Stock option awards are granted at the commencement of employment, with additional options granted from time to time for promotions and performance. We believe that ownership of our stock is a key element of our compensation program and that stock options provide a retention incentive for our executive officers and align their personal objectives with long-term stock price appreciation.

         CEO Compensation. Mr. Fleisher's compensation package for 2003 consisted primarily of base salary and short-term incentives. For 2003, Mr. Fleisher received base salary of $650,000 and a bonus of $442,000. Mr. Fleisher's minimum base salary and target bonus range are set in his employment agreement; we review annually these aspects of his compensation in light of his tenure of service and his current job responsibilities as well as the relative compensation of his peers. Although the payment of Mr. Fleisher's bonus is tied to our performance, his base salary and his target bonus are not related directly to the achievement of specific measures of corporate performance.

         Other Compensation. Other elements of executive compensation include life insurance and long-term disability insurance programs and participation in our U.S. profit sharing plan under which a specified percentage of operating profit is distributed pro-rata among all employees based on salary. Executive officers are eligible for company-wide medical benefits, a supplemental life insurance program, a supplemental long term disability program, a 401(k) plan under which we provide matching contributions to all participants and a payroll deduction employee stock purchase plan under which participants may purchase our Class A Common Stock at 85% of the lower of the fair market value of our Class A Common Stock at the beginning or end of each six-month offering period (up to a maximum stock value of the lesser of $25,000 per calendar year or 10 percent of salary).

                                               COMPENSATION COMMITTEE OF THE
                                               BOARD OF DIRECTORS

                                               Maynard G. Webb, Jr. (Chairman)

                                               David J. Roux

                                               James C. Smith

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table provides information about compensation paid by us during the years ended December 31, 2001, 2002 and 2003 to (i) our Chief Executive Officer and (ii) each of our other executive officers who were serving in such capacity at the end of 2003 (collectively, the "Named Executive Officers"):

                                                                          LONG-TERM
                                                                        COMPENSATION
                                                                           AWARDS
                                                    ANNUAL              ------------
                                                COMPENSATION(1)          SECURITIES
                                           -------------------------     UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR    SALARY ($)   BONUS ($)(2)      OPTIONS(#)     COMPENSATION($)(3)
---------------------------        ----    ----------   ------------    -------------    ------------------
Michael D. Fleisher                2003    $ 650,000     $ 442,000        250,000             $   16,544
     Chief Executive Officer       2002      500,000       450,000        250,000                 16,451
                                   2001      450,000       803,250        500,000                 10,383

Maureen O'Connell(4)               2003      518,740       416,000        250,000                 12,758
 President and                     2002      136,538       400,000        650,000                  1,550
   Chief Operating Officer

Christopher Lafond (5)             2003      262,500        81,840        100,000                  9,835
  Executive Vice President,
  And Chief Financial Officer

Zachary Morowitz(6)                2003      275,000        92,070      ---------                 14,352
  Executive Vice President,        2002      230,000        77,000        200,000                  7,573
  Corporate Development

Robert E. Knapp (7)                2003      390,000       250,000      ---------              1,525,550
  Executive Vice President,        2002      341,250       250,000        100,000                  7,550
  Research and Advisory            2001      325,000       200,000        250,000                  5,283
  Services

--------------------
(1) The amounts shown exclude certain perquisites and other personal benefits, such as car allowances. These amounts, in the aggregate, did not equal or exceed the lesser of $50,000 or 10 percent of the total annual salary and bonus for each executive officer.

(2) The amounts shown include bonuses earned in the year noted although such amounts are payable in the subsequent year. The amounts shown exclude bonuses paid in the year noted but earned in prior years.

(3) For 2003, the amount shown represents (i) premiums paid for life insurance: Mr. Fleisher - $8,737; Ms. O'Connell - $1,670; Mr. Lafond - $1,230; Mr. Morowitz - $4,230; Mr. Knapp - $1,610; (ii) premiums paid for long term disability insurance: Mr. Fleisher - $5,807; Ms. O'Connell - $4,288; Mr. Lafond - $1,805; Mr. Morowitz - $3,322; Mr. Knapp - $5,105; (iii) matching and profit sharing contributions under our 401(k) plan: Mr. Fleisher - $2,000; Ms. O'Connell - $6,800; Mr. Lafond - $6,800; Mr. Morowitz - $6,800; Mr. Knapp - $6,800; and (iv) severance payments: Mr. Knapp $1,512,035.

(4) Ms. O'Connell was appointed President and Chief Operating Officer in October 2003. Ms. O'Connell joined the Company as Executive Vice President and Chief Financial Officer in October 2002.

(5) Mr. Lafond was appointed Executive Vice President and Chief Financial Officer in October 2003.

(6) Mr. Morowitz was appointed Executive Vice President, Corporate Development in October 2002.

(7)      Mr. Knapp resigned as of December 31, 2003.

OPTIONS GRANTED IN 2003 TO THE NAMED EXECUTIVE OFFICERS

         The following table provides information regarding stock options to purchase our Class A Common Stock granted to the Named Executive Officers during 2003:


                                       INDIVIDUAL GRANT (1)                                POTENTIAL REALIZABLE
                          -------------------------------------------                     VALUE AT ASSUMED ANNUAL
                           NUMBER OF   % OF TOTAL OPTIONS                                  STOCK PRICE RATES OF
                          SECURITIES        GRANTED TO       EXERCISE                APPRECIATION FOR OPTION TERM (2)
                          UNDERLYING        EMPLOYEES         PRICE     EXPIRATION   --------------------------------
         NAME              OPTIONS       IN FISCAL YEAR     PER SHARE      DATE             5%           10%
         ----             ----------   ------------------   ---------   ----------     -----------   -----------
Michael D. Fleisher        250,000          9.79%           $  11.57     10/01/13      $ 1,819,078   $ 4,609,900
Maureen O'Connell          250,000          9.79               12.49     10/21/13        1,963,723     4,976,461
Christopher Lafond         100,000          3.92               12.49     10/21/13          785,489     1,990,584

------------------------
(1) These options were granted under our 2003 Long Term Incentive Plan and are subject to its terms. Twenty-five percent of the options become exercisable on the first anniversary of the grant date and 2.08% of the options become exercisable monthly thereafter.

(2) Shown are the hypothetical gains or option spreads that would exist for the respective options. These gains are based on assumed rates of annual compounded stock price appreciation on our Class A Common Stock of 5% and 10% from the date the option was granted over the option term of ten years. The 5% and 10% assumed rates of appreciation are mandated by SEC rules and do not represent our projection of future increases in the price of our Class A Common Stock.

OPTIONS EXERCISED IN FISCAL 2003 BY THE NAMED EXECUTIVE OFFICERS AND FISCAL 2003 YEAR-END OPTION VALUES

         The following table provides information regarding options exercised by each Named Executive Officer during fiscal 2003, the number of unexercised options at fiscal year-end and the value of unexercised "in-the-money" options at fiscal year-end:

                                                     NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                          NUMBER OF                 UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                           SHARES                    OPTIONS AT YEAR-END                AT YEAR-END (1)
                          ACQUIRED      VALUE    ----------------------------     ---------------------------
         NAME           ON EXERCISE   REALIZED   EXERCISABLE    UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
         ----           -----------   --------   -----------    -------------     -----------   -------------
Michael D. Fleisher         ---         ---       1,543,250        656,250        $ 1,615,390    $ 1,379,270
Maureen O'Connell           ---         ---         189,584        710,416            885,357      2,150,143
Christopher Lafond          ---         ---          69,900        141,200             66,677         39,111
Zachary Morowitz            ---         ---         193,500        209,500            489,096        772,042
Robert E. Knapp             ---         ---         600,000            ---          1,002,500            ---

-----------------------
(1) The values for "in-the-money" options represent the difference between the exercise price of the options and the closing price of our Class A Common Stock on December 31, 2003, which was $11.31 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Our Compensation Committee currently consists of Messrs. Roux, Smith and Webb. No member of our Compensation Committee is a current or former officer or employee of Gartner or any of our subsidiaries. None of our executive officers has served on the board of directors or on the compensation committee of any other entity that had an executive officer serving on our Board or our Compensation Committee.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

         MR. FLEISHER. Mr. Fleisher entered into an Employment Agreement effective October 1, 2002 (the "Fleisher Agreement"). Under the Fleisher Agreement, he was to serve as Chairman and Chief Executive Officer through September 30, 2005. During the term of the Fleisher Agreement, we agreed to include Mr. Fleisher on our slate of nominees to be elected to our Board.

         Under the Fleisher Agreement, Mr. Fleisher received a base salary of $650,000 for fiscal 2003. For fiscal 2003, Mr. Fleisher's target bonus was between $650,000 and $975,000. Under the Fleisher Agreement, Mr. Fleisher received grants of 250,000 stock options on each of October 1, 2002, and October 1, 2003. These stock options vest 25% one year after grant and 2.08% per month thereafter.

         Mr. Fleisher's employment is at will and may be terminated by him or us upon sixty days' notice. If we terminate Mr. Fleisher's employment involuntarily without Business Reasons (as defined in the Fleisher Agreement) or a Constructive Termination (as defined in the Fleisher Agreement) occurs, or if we do not renew the Fleisher Agreement upon its expiration, Mr. Fleisher will be entitled to receive: (a) his base salary for two years following the Termination Date (as defined in the Fleisher Agreement) at the rate then in effect, payable in accordance with our regular payroll schedule; (b) his target bonus for the year in which the Termination Date occurs, target bonus for the next fiscal year, and a pro-rated portion of his target bonus for the balance of the two year severance period, payable concurrently with our payment of bonuses to other executives; (c) acceleration in full of vesting of all equity arrangements subject to vesting and granted prior to October 1, 2002; (d) continued vesting during the Severance Period (as defined in the Fleisher Agreement) of all outstanding equity awards granted on or after October 1, 2002; (e) the ability to exercise all equity arrangements for either one year following the Termination Date or one year following the end of the Severance Period; (f) at our cost, group health benefits pursuant to our standard programs for himself, his spouse and any children for two years after the Termination Date or until he obtains other employment, if that occurs sooner; and (g) reasonable office support for one year following the Termination Date, or until he obtains other employment, if that occurs sooner. We will not be required to continue to pay the bonus specified in clause (b) above if Mr. Fleisher violates his non-competition obligations to us.

         If a Change in Control (as defined in the Fleisher Agreement) occurs, upon the Change in Control Mr. Fleisher will be entitled to receive: (a) three times his base salary then in effect; (b) three times his minimum target bonus for the fiscal year in which the Change in Control occurs (plus any unpaid bonus from the prior fiscal year); (c) acceleration in full of vesting of all equity arrangements subject to vesting; (d) the ability to exercise all options received for either 90 days or one year following the Change in Control; (e) at our cost, group health benefits pursuant to our standard programs for himself, his spouse and any children for three years after the Change in Control; and (f) any Gross-Up Payments (as defined in the Fleisher Agreement) for Mr. Fleisher's excise tax liabilities.

         If Mr. Fleisher's employment is terminated due to his disability, Mr. Fleisher will be entitled to receive (a) base salary for three years after the Termination Date at the rate then in effect; (b) his minimum target bonus for the fiscal year in which the termination occurs, payable on the Termination Date; (c) following the end of the fiscal year in which the termination occurs, any bonus that would have been payable in excess of the minimum target bonus for the year in which the termination occurs; (d) acceleration in full of vesting of all equity arrangements subject to vesting, and all options will remain exercisable for either 90 days or one year after the Termination Date; and (e) at our cost, group health benefits pursuant to our standard programs for himself, his spouse and any children for three years after the Termination Date. We may deduct from the salary specified in clause (a) above, any payments received by Mr. Fleisher under any disability benefit program maintained by us.

         On April 29, 2004, Mr. Fleisher announced his intention to leave Gartner sometime prior to the end of the year. In conjunction with his departure, Mr. Fleisher has entered into an amendment to the Fleisher Agreement pursuant to which he has agreed that he will continue to serve in the capacity of Chief Executive Officer for up to six months in order to assist the Board of Directors in selecting a successor and ensure a smooth transition. In satisfaction of existing obligations under the Fleisher Agreement and in consideration of his assistance in the transition, Gartner has agreed that Mr. Fleisher will receive: (a) payments totaling four million three hundred forty-two thousand dollars ($4,301,811), which includes his 2003 bonus and compensation in respect of the transition period; (b) acceleration in full of vesting of all equity arrangements subject to vesting and granted prior to October 1, 2002; (c) continued vesting until October 29, 2006 of all outstanding equity awards granted on or after October 1, 2002; (d) the ability to exercise all equity arrangements granted after October 1, 2001 until October 29, 2007 and all equity arrangements granted on or prior to October 1, 2001 until October 29, 2005; (e) at our cost, group health benefits pursuant to our standard programs for himself, his spouse and any children for two years or until he obtains other employment, if that occurs sooner; and (f) reasonable office support for one year, or until he obtains other employment, if that occurs sooner. Mr. Fleisher will be entitled to receive Gross-Up Payments (as defined in the Fleisher Agreement) in respect of any excise tax liabilities he may incur should a Change in Control (as defined in the Fleisher Agreement) occur.

         MS. O'CONNELL. Ms. O'Connell entered into an Employment Agreement effective September 23, 2002 (the "O'Connell Agreement"). Under the O'Connell Agreement, she will serve as Executive Vice President and Chief

Financial and Administrative Officer through September 30, 2005, and thereafter for subsequent one year periods unless either party provides ninety days' written notice of its intention not to renew.

         Under the O'Connell Agreement, Ms. O'Connell received a base salary of $500,000 for fiscal 2003; thereafter her base salary is subject to annual adjustments by our Board or Compensation Committee. For fiscal 2003, Ms. O'Connell's target bonus was between $400,000 and $800,000; thereafter our Board or Compensation Committee will establish the annual target bonus, and the bonus will be payable based on achievement of specified objectives. Under the O'Connell Agreement, Ms. O'Connell received a grant of 650,000 stock options on October 17, 2002. These stock options will vest 25% one year after grant and 2.08% per month thereafter, subject to continuous status as an employee or consultant. Ms. O'Connell also received a sign-on bonus of $400,000.

         Ms. O'Connell's employment is at will and may be terminated by her or us upon thirty days' notice. If we terminate Ms. O'Connell's employment involuntarily without Business Reasons (as defined in the O'Connell Agreement) or a Constructive Termination (as defined in the O'Connell Agreement) occurs, or if we do not renew the O'Connell Agreement upon its expiration, Ms. O'Connell will be entitled to receive: (a) her base salary for two years following the Termination Date (as defined in the O'Connell Agreement) at the rate then in effect, payable in accordance with our regular payroll schedule; (b) her target bonus for the year in which the Termination Date occurs, target bonus for the next fiscal year, and a pro-rated portion of her target bonus for the balance of the two year severance period, payable concurrently with our payment of bonuses to other executives; (c) continued vesting during the Severance Period (as defined in the O'Connell Agreement) of all outstanding equity awards; (d) the ability to exercise all equity arrangements for one year following the Severance Period; (e) at our cost, group health benefits pursuant to our standard programs for herself, her spouse and any children for two years after the Termination Date or until she obtains other employment if that occurs sooner; and (f) reasonable office support for one year following the Termination Date, or until she obtains other employment, if that occurs sooner. We will not be required to continue to pay the bonus specified in clause (b) above if Ms. O'Connell violates her non-competition obligations to us.

         If a Change in Control (as defined in the O'Connell Agreement) occurs, upon the Change in Control, Ms. O'Connell will be entitled to receive: (a) three times her base salary then in effect; (b) three times her minimum target bonus for the fiscal year in which the Change in Control occurs (plus any unpaid bonus from the prior fiscal year); (c) acceleration in full of vesting of all outstanding equity arrangements subject to vesting; (d) the ability to exercise all options received for one year following the Change in Control or termination of employment, whichever is later; (e) at our cost, group health benefits pursuant to our standard programs for herself, her spouse and any children for three years after the Change in Control; and (f) any Gross-Up Payments (as defined in the O'Connell Agreement) for Ms. O'Connell's excise tax liabilities.

         If Ms. O'Connell's employment is terminated due to her disability, Ms. O'Connell will be entitled to receive: (a) base salary for three years after the Termination Date at the rate then in effect; (b) her minimum target bonus for the fiscal year in which the termination occurs, payable on the Termination Date; (c) following the end of the fiscal year in which the termination occurs, any bonus that would have been payable in excess of the minimum target bonus for the year in which the termination occurs; (d) acceleration in full of vesting of all outstanding stock options, and all options will remain exercisable for one year after the Termination Date; and (e) at our cost, group health benefits pursuant to our standard programs for herself, her spouse and any children for three years after the Termination Date. We may deduct from the salary specified in clause (a) above, any payments received by Ms. O'Connell under any disability benefit program maintained by us.

         MR. LAFOND. Mr. Lafond is covered by Gartner's Executive Benefits Program which provides that upon either a Change of Control, involuntary termination without business reason, or a constructive termination, Mr. Lafond will be entitled to receive: (a) one times his base salary then in effect; (b) acceleration in full of vesting of all outstanding stock options that would have vested within twelve months of the termination date; and (c) at our cost, group health benefits pursuant to our standard programs for himself, his spouse and any children for one year after the termination date.

         MR. MOROWITZ. Mr. Morowitz entered into an Employment Agreement effective October 1, 2002 (the "Morowitz Agreement"). Under the Morowitz Agreement, he will serve as Executive Vice President through September 30, 2005, and thereafter for subsequent one year periods unless either party provides ninety days' written notice of its intention not to renew.

         Under the Morowitz Agreement, Mr. Morowitz received a base salary of $275,000 for fiscal 2003; thereafter his base salary is subject to annual adjustments by our Board or Compensation Committee. For fiscal 2003, Mr. Morowitz's target bonus was $135,000; thereafter our Board or Compensation Committee will establish the annual target bonus, and the bonus will be payable based on achievement of specified objectives. Under the Morowitz Agreement, Mr. Morowitz received a grant of 200,000 stock options on October 10, 2002. These stock options will vest 25% one year after grant and 2.08% per month thereafter, subject to continuous status as an employee or consultant.

         Mr. Morowitz's employment is at will and may be terminated by him or us upon sixty days' notice. If we terminate Mr. Morowitz's employment involuntarily without Business Reasons (as defined in the Morowitz Agreement) or a Constructive Termination (as defined in the Morowitz Agreement) occurs, or if we do not renew the Morowitz Agreement upon its expiration, Mr. Morowitz will be entitled to receive: (a) his base salary for two years following the Termination Date (as defined in the Morowitz Agreement) at the rate then in effect, payable in accordance with our regular payroll schedule; (b) his target bonus for the year in which the Termination Date occurs, target bonus for the next fiscal year, and a pro-rated portion of his target bonus for the balance of the two year severance period, payable concurrently with our payment of bonuses to other executives; (c) continued vesting during the Severance Period (as defined in the Morowitz Agreement) of outstanding equity awards issued subsequent to the date of the Morowitz Agreement and such option will remain exercisable until one year after the Severance Period; (d) acceleration in full of vesting of all equity arrangements subject to vesting issued prior to the date of the Morowitz Agreement, and such options will remain exercisable for one year after the Termination Date; (e) at our cost, group health benefits pursuant to our standard programs for himself, his spouse and any children for two years after the Termination Date or until he obtains other employment if that occurs sooner; and (f) reasonable office support for one year following the Termination Date, or until he obtains other employment, if that occurs sooner. We will not be required to continue to pay the bonus specified in clause (b) above if Mr. Morowitz violates his non-competition obligations to us.

         If a Change in Control (as defined in the Morowitz Agreement) occurs, upon the Change in Control, Mr. Morowitz will be entitled to receive: (a) three times his base salary then in effect; (b) three times his minimum target bonus for the fiscal year in which the Change in Control occurs (plus any unpaid bonus from the prior fiscal year); (c) acceleration in full of vesting of all outstanding equity arrangements subject to vesting; (d) the ability to exercise all options received for either one year or ninety days following the Change in Control; (e) at our cost, group health benefits pursuant to our standard programs for himself, his spouse and any children for three years after the Change in Control; and (f) any Gross-Up Payments (as defined in the Morowitz Agreement) for Mr. Morowitz's excise tax liabilities.

         If Mr. Morowitz's employment is terminated due to his disability, Mr. Morowitz will be entitled to receive: (a) base salary for three years after the Termination Date at the rate then in effect; (b) his minimum target bonus for the fiscal year in which the termination occurs, payable on the Termination Date; (c) following the end of the fiscal year in which the termination occurs, any bonus that would have been payable in excess of the minimum target bonus for the year in which the termination occurs; (d) acceleration in full of vesting of all outstanding stock options, and all options will remain exercisable for one year or ninety days after the Termination Date; and (e) at our cost, group health benefits pursuant to our standard programs for himself, his spouse and any children for three years after the Termination Date. We may deduct from the salary specified in clause (a) above, any payments received by Mr. Morowitz under any disability benefit program maintained by us.

AUDIT COMMITTEE REPORT

         Our Board has appointed an Audit Committee consisting of three "independent" directors, as defined under current New York Stock Exchange listing standards and the Sarbanes-Oxley Act of 2002 (the "Act").

         We operate under a written charter adopted by our Board. We review the charter at least annually and we last modified the charter in January 2004. A copy of the modified charter is attached as Appendix A. We hold regularly scheduled meetings at least four times each fiscal year and we meet more frequently as appropriate. We have the power and funding to retain independent counsel and other advisers as we deem necessary to carry out our duties as required by Section 301 of the Act.

         We are directly responsible for the appointment, compensation and oversight of the independent auditors, including establishing the independence of the auditors, approving the engagement letter describing the scope of the audit and resolving disagreements between management and the auditors regarding financial reporting, for the purpose of issuing an audit report in connection with our financial statements. The auditors report directly to us. By meeting regularly with independent auditors and internal auditing, operating and financial management personnel, we oversee matters relating to accounting standards, policies and practices, changes to these standards, polices and practices and the effects of any changes on our financial statements, financial reporting practices and the quality and adequacy of internal controls. Additionally our internal audit function reports directly to the Audit Committee.

         KPMG LLP has audited our financial statements since September 1996. During 2003, KPMG performed recurring audit services, including the examination of our annual financial statements, limited reviews of quarterly financial information and certain statutory audits. KPMG also performed services for us in other business areas. The following table sets forth the fees billed for these professional services during (a) Calendar 2003, (b) Stub Period 2002 (the 3 month period from October 1, 2002 and December 31, 2002), and (c) Fiscal 2002 (the twelve month period from October 1, 2001 to September 30, 2002). Please note that we changed to a calendar fiscal year effective January 1, 2003.

                                Calendar 2003   Stub Period 2002   Fiscal 2002
------------------------------------------------------------------------------
Audit Fees (1):                  $  806,145        $ 225,388       $  695,406
Audit Related Fees (2):              48,000                -           40,000
Tax Fees (3):                       533,828           34,776          525,835
All Other Fees:                           -                -                -
-----------------------------------------------------------------------------
Total:                           $1,364,973        $ 260,164       $1,261,241
-----------------------------------------------------------------------------

(1) Audit fees consisted of audit work performed on consolidated financial statements, as well as work normally performed by the independent auditors in connection with statutory and regulatory filings.

(2) Audit related fees consisted primarily of audits of our employee benefit plan, as well as an audit of a foreign subsidiary not required by statute or regulation.

(3) Tax fees are fees associated with tax compliance in foreign locations, tax advice, and tax planning.

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees set forth on the above table were pre-approved by the Audit Committee. We reviewed and discussed our audited financial statements for 2003 with management and KPMG. We also discussed with KPMG the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. This included a discussion of our auditors' judgments as to the quality, not just the acceptability, of our accounting principles, and other matters that generally accepted auditing standards require to be discussed with an audit committee. We also received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with KPMG their independence. We have determined that the provision of all non-audit services by KPMG is compatible with the auditors' independence.

         Based on our review and discussions noted above, we recommended to our Board, and our Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

         We have reappointed KPMG as our independent auditors for 2004. We are not asking stockholders to ratify this appointment since the Act requires that the audit committee have the sole responsibility for appointing the independent auditors. A representative of KPMG will be at the Annual Meeting, will have the opportunity to make a statement and will answer appropriate questions.

                                       AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                          Stephen G. Pagliuca (Chairman)
                                          Max D. Hopper
                                          Dennis G. Sisco

                COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

         The following graph compares our Class A Common Stock performance to the performance of Standard & Poor's Stock 400 Index and a Peer Group Index.

Our Peer Group Index consists of The Corporate Executive Board Company, Forrester Research, Inc., and Meta Group, Inc. These companies represent the most significant publicly traded companies that we believe compete with us in our most important line of business: independent research and analysis on information technology, computer hardware, software, communications and related technology industries. There are no publicly traded information technology research companies that also compete with us in our consulting and events businesses.

         The comparison assumes $100.00 was invested on September 30, 1998 in our Class A Common Stock and in each of the indices, and assumes the reinvestment of dividends, if any.

         The comparisons in the graph below are provided in response to SEC disclosure requirements and are not intended to forecast or be indicative of future performance of our Class A Common Stock.

[LINE GRAPH]

   DATE           GARTNER CLASS A   S&P MID CAP 400   PEER INDEX
9/30/1998                100                100            100
9/30/1999              81.13             125.50          78.33
9/30/2000              58.94             179.73         171.14
9/30/2001              45.89             145.58          74.22
9/30/2002              41.07             138.74          77.05
12/31/2003             57.35             199.14         119.50

                                OTHER INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Based on our review of information on file with the Securities and Exchange Commission and our stock records, the following table provides certain information about beneficial ownership of our Class A and Class B Common Stock as of April 15, 2004 by: (i) each person (or group of affiliated persons) which is known by us to own beneficially more than five percent of our Class A or Class B Common Stock, (ii) each of our directors, (iii) each Named Executive Officer, and (iv) all directors and current executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as owned beneficially by them, subject to community property laws where applicable.

                                                                         NUMBER OF     PERCENT OF      NUMBER OF     PERCENT OF
              NAME OF BENEFICIAL OWNER                                CLASS A SHARES     CLASS A    CLASS B SHARES     CLASS B
              ------------------------                                --------------   ----------   --------------   ----------
Michael D. Fleisher (1)                                                   1,747,442       1.66%           3,000             *
Anne Sutherland Fuchs (2)                                                    41,001          *              ---           ---
William O. Grabe (3)                                                         95,001          *              ---           ---
Max D. Hopper (4)                                                            42,001          *              ---           ---
Glenn H. Hutchins(5)                                                     46,969,066      45.35%             ---           ---
Stephen G. Pagliuca (6)                                                      60,001          *              ---           ---
David J. Roux(7)                                                         46,969,066      45.35%             ---           ---
Dennis G. Sisco (8)                                                          26,001          *            1,089             *
James C. Smith(9)                                                             5,000          *              ---           ---
Maynard G. Webb, Jr. (10)                                                    32,334          *              ---           ---
Jeffrey W. Ubben(11)                                                      8,560,100       8.26%       5,122,546         18.18%
Maureen O'Connell(12)                                                       270,834          *              ---           ---
Christopher Lafond (13)                                                      74,221          *              ---           ---
Zachary Morowitz(14)                                                        259,837          *              ---           ---
Robert E. Knapp (15)                                                        254,643          *              ---           ---
All current directors, director nominees and current executive
    officers as a group (14 persons) (16)                                58,152,685      54.93%       5,126,635         18.20%
Shaprio Capital Management Company, Inc. (17)                                   ---        ---        3,509,630         12.46%
  3060 Peachtree Road, N.W., Atlanta, GA 30305
Entities Affiliated with Silver Lake Partners, L.P. (18)                 46,969,066      45.35%             ---           ---
  2725 Sand Hill Road, Suite 150, Melno Park, CA 94025
VA Partners, L.L.C. (19)                                                  8,560,100       8.26%       5,122,546         18.18%
  One Maritime Plaza, Suite 1400, San Francisco, CA 94111

* Less than 1%

--------------------
(1) Includes 1,637,000 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of April 15, 2004.

(2) Includes 36,001 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of April 15, 2004.

(3) Includes 21,001 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of April 15, 2004 .

(4) Includes 21,001 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of April 15, 2004.

(5) Silver Lake Partners, L.P., Silver Lake Investors, L.P. and Silver Lake Technology Investors, L.L.C. own 46,969,006 shares of Class A Common Stock. Silver Lake Technology Associates, L.L.C. is the General Partner of each of Silver Lake Partners, L.P. and Silver Lake Investors, L.P. Mr. Hutchins is a Managing Member and Officer of Silver Lake Technology Associates, L.L.C. and a Senior Member of Silver Lake

         Technology Investors, L.L.C. As such, Mr. Hutchins could be deemed to have shared voting or dispositive power over these shares. Mr. Hutchins, however, disclaims beneficial ownership in these shares, except to the extent of his pecuniary interest.

(6) Includes 21,001 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of April 15, 2004, and includes 10,000 shares of Class A Common Stock that are owned by Mr. Pagliuca indirectly.

(7) Silver Lake Partners, L.P., Silver Lake Investors, L.P. and Silver Lake Technology Investors, L.L.C. own 46,969,006 shares of Class A Common Stock. Silver Lake Technology Associates, L.L.C. is the General Partner of each of Silver Lake Partners, L.P. and Silver Lake Investors, L.P. Mr. Roux is a Managing Member and Officer of Silver Lake Technology Associates, L.L.C. and a Senior Member of Silver Lake Technology Investors, L.L.C. As such, Mr. Roux could be deemed to have shared voting or dispositive power over these shares. Mr. Roux, however, disclaims beneficial ownership in these shares, except to the extent of his pecuniary interest.

(8) Includes 21,001 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of April 15, 2004.

(9) Includes 5,000 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of April 15, 2004.

(10) Includes 12,334 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of April 15, 2004.

(11) ValueAct Capital Partners, L.P., ValueAct Capital Partners II, L.P., and ValueAct International, Ltd. own 8, 560,100 shares of our Class A Common Stock and 5,122,546 shares of our Class B Common Stock. VA Partners, L.L.C. is the General Partner of each of these entities. Mr. Ubben is a Managing Member of VA Partners, L.L.C. As such, Mr. Ubben could be deemed to have shared voting or dispositive power over these shares.

(12) Includes 270,834 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of April 15, 2004.

(13) Includes 74,067 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of April 15, 2004.

(14) Includes 231,000 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of April 15, 2004 and 2,840 shares of Class A Common Stock that are held by Mr. Morowitz through our 401(k) plan.

(15) Includes 250,000 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of April 15, 2004 and 4,643 shares of Class A Common Stock that are held by Mr. Knapp through our 401(k) plan.

(16) Includes 2,350,240 shares of Class A Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of April 15, 2004. Mr. Knapp's holdings have not been included in this number as he was not an executive officer of the Company as of April 15, 2004.

(17) The shares shown as beneficially owned by Shapiro Capital Management Company, Inc. were reported in its Schedule 13G filed with the SEC on February 10, 2004.

(18) Represents shares owned by a group of investment funds affiliated with Silver Lake Partners, L.P., the General Partner of which is Silver Lake Technology Associates, including (i) 43,254,088 shares owned by Silver Lake Partners, L.P.; (ii) 1,242,922 shares owned by Silver Lake Investors, L.P.; and (iii) 2,472,056 shares owned by Silver Lake Technology Investors, L.L.C.

(19) Represents shares owned by a group of investments whose General Partner is VA Partners, L.L.C., including: (i) 6,626,381 shares of Class A Common Stock and 3,124,138 shares of Class B Common Stock owned by ValueAct Capital Partners, L.P.; (ii) 901,671 shares of Class A Common Stock and 288,606 shares of Class B Common Stock owned by ValueAct Capital Partners II, L.P.; and (iii) 1,032,048 shares of Class A Common Stock and 1,709,802 shares of Class B Common Stock owned by ValueAct Capital International, Ltd.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of either class of our Common Stock to file reports of ownership and changes of ownership with the SEC and to furnish us with copies of the reports they file. Based solely on our review of the reports received by us, or written representations from certain reporting persons, we believe that all reports were timely filed, except the acquisition of shares upon the conversion of our Convertible Junior Subordinated Promissory Notes by Messrs. Hutchins and Roux was not reported on a timely-filed Form 4, but such transaction was subsequently reported on Form 5, and all transactions are reflected in this Proxy.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

RELATIONSHIP WITH SILVER LAKE PARTNERS, L.P.

On April 17, 2000, we issued and sold an aggregate of $300 million principal amount of our unsecured 6% Convertible Junior Subordinated Promissory Notes due April 17, 2005 to Silver Lake Partners, L.P. ("Silver Lake") and certain of Silver Lake's affiliates and to Integral Capital Partners IV, L.P. and one of its affiliates. In October 2003, these notes were converted into 49,441,122 shares of our Class A Common Stock. The determination of the number of shares issued upon the conversion was based upon a $7.45 conversion price and a convertible note of $368.3 million, consisting of the original face amount of $300 million plus accrued interest of $68.3 million. In connection with the issuance of the notes, we agreed, among other things, that Silver Lake would recommend two nominees for director and we would include two Silver Lake nominees on our slate of nominees to be elected to our Board. This obligation exists while Silver Lake owns Class A Common Stock representing at least 20 percent of the amount of Class A Common Stock into which the notes were converted.

         Messrs. Hutchins and Roux, managing members of the general partner of Silver Lake and members of some of the affiliates of Silver Lake, are Silver Lake's nominees to our board.

         Silver Lake purchased $140,809 in research and consulting services from us during 2003 and has contracted to purchase subscription research services from us in 2004 in the amount of $114,050.

RELATIONSHIPS WITH OTHER THIRD PARTIES

         Several of our other directors, as well as our director nominee, are employed by companies that purchase our research and consulting services in the ordinary course of their business. The following chart shows the amount of research and consulting services purchased by each company during 2003 and the amount for which each company has signed commitments to date for 2004.

        NAME OF COMPANY                 2003       2004
---------------------------------------------------------
Bain Capital, Inc.                    $205,715   $ 98,600
Behrman Capital                       $164,140   $  5,860
Ebay, Inc.                            $ 70,196   $111,282
General Atlantic Partners, L.P.       $410,107   $208,390
Value Act Capital                     $ 93,500   $ 37,500

                                  MISCELLANEOUS

SOLICITATION OF PROXIES

         We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material that we may provide to shareholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. In addition, we have retained Georgeson Shareholder Communications, Inc. to act as a proxy solicitor in conjunction with the meeting. We have agreed to pay that firm $9,500, plus reasonable out of pocket expenses, for proxy solicitation services. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram and other means by our directors, officers and employees. No additional compensation will be paid to these individuals for any such services.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR OUR 2005 ANNUAL MEETING

         If you want to make a proposal for consideration at next year's Annual Meeting and have it included in our proxy materials, we must receive your proposal by December 31, 2004, and the proposal must comply with the rules of the Securities and Exchange Commission.

         If you want to make a proposal for consideration at next year's Annual Meeting without having the proposal included in our proxy materials, we must receive your proposal at least 90 days prior to the 2005 Annual Meeting. If we give less than 100 days' notice of the 2004 Annual Meeting, we must receive your proposal within ten days after we give the notice.

         If we do not receive your proposal by the appropriate deadline, then it may not be brought before the 2005 Annual Meeting.

         Proposals should be addressed to the Corporate Secretary, Gartner, Inc., 56 Top Gallant Road, P.O. Box 10212, Stamford, Connecticut 06904-2212.

ANNUAL REPORT

         Our Annual Report for the year ended December 31, 2003 has been mailed to our stockholders of record. Our Annual Report is not part of this Proxy Statement.

         Upon written request of any person solicited, our Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the SEC may be obtained, without charge, by writing to Investor Relations, Gartner, Inc., 56 Top Gallant Road, P.O. Box 10212, Stamford, Connecticut 06904-2212.

                                                  THE BOARD OF DIRECTORS
                                                  GARTNER, INC.

                                                  /s/ Lewis G. Schwartz

                                                  Lewis G. Schwartz
                                                  Corporate Secretary

Stamford, Connecticut
April 29, 2004

                                   APPENDIX A

                                  GARTNER, INC.
                             AUDIT COMMITTEE CHARTER

I. STATEMENT OF POLICY AND PURPOSE

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Gartner, Inc. (the "Company") shall be, through regular and special meetings with management, the supervisor of the Company's internal auditors and the Company's independent auditors, and shall assist the Board in fulfilling its oversight responsibilities on matters relating to accounting, financial reporting, internal control, auditing, regulatory compliance and other matters as the Board or the Chairperson of the Committee (the "Chairperson") deems appropriate. The Company shall post this Audit Committee Charter (the "Charter") on its website.

The Committee shall:

- serve as an independent body to assist in Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence and (iv) the performance of the Company's internal audit function and independent auditors;

- prepare a Committee report as required by the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement;

- retain and terminate the Company's independent auditors (subject, if applicable, to stockholder ratification); and

- provide an open avenue of communication among the independent accountants, management and the Board.

The Committee's role is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing the financial statements. The independent auditors shall report directly to, and are ultimately accountable to, the Committee. However, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

The Committee will fulfill its responsibilities by carrying out the activities enumerated in Sections III and IV of this Charter.

II. COMMITTEE MEMBERSHIP

The Committee will consist of not less than three (3) directors, one of whom shall act as Chairperson, and each of whom shall meet the independence requirements of the listing standards of the New York Stock Exchange ("NYSE"), as well as independence requirements of the rules and regulations promulgated by the SEC and by other applicable authorities from time to time.

The Board shall appoint the Committee members and the Chairperson of the Committee, upon recommendation from the Governance/Nominating Committee of the Board, and shall have the power to remove a Committee member for any reason. If a Chairperson is not designated or present at a meeting of the Committee, the members of the Committee may designate a Chairperson by majority vote.

Each member of the Committee shall have a basic understanding of finance and accounting practices, and the Chairperson of the Committee must have accounting or related financial management expertise as contemplated by the NYSE listing requirements and the rules of the SEC.

If a Committee member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee, and the Company must disclose this determination in its proxy statement for its annual meeting of stockholders.

III. MEETINGS OF THE COMMITTEE

The Committee will meet regularly at least four times each fiscal year and more frequently as appropriate. The Committee shall have separate direct lines of communication between itself and management, the internal auditors (or other personnel responsible for the internal audit function) and the independent auditors, and shall meet separately with each of them, at least quarterly, to discuss any matters the Committee deems necessary or appropriate. The Committee shall report regularly to the Board.

IV. RESPONSIBILITIES

The Committee shall review the Company's financial statements and shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolving disagreements between management and the independent auditor regarding financial reporting). The Committee shall also review the Company's internal audit function and financial reporting processes.

Committee functions are solely the responsibility of the Committee and may not be allocated to a different committee of the Board.

A. Documents and Reports Review.

1. Audited Financial Statements. The Committee shall review and discuss with management and the independent auditors the Company's annual audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of the Annual Report on Form 10-K).

2. Interim Financial Statements. The Committee shall review and discuss with management and the independent auditors the Company's interim financial results to be included in the Company's Quarterly Report on Form 10-Q.

3. MD&A. The Committee's review and discussion of all financial statements shall include a review of the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in any document or report to be filed with the SEC.

B. Independent Auditors. The Committee has the sole authority to retain, oversee and terminate the outside independent auditors (subject, if applicable, to stockholder ratification). The Committee may, if it deems appropriate, seek the input of management in this decision-making role, but these responsibilities may not be delegated to management. Additionally, the Committee shall:

1. Have sole authority to pre-approve all audit engagement fees and terms, as well as all non-audit engagements, with the independent auditors. Such pre-approval may be delegated to one or more members of the Committee who shall report on any pre-approvals to the full Committee at its regularly scheduled meetings, or may be waived in compliance with the de minimis exceptions provided by applicable law.

2. At least annually, obtain and review a report by the independent auditor describing:

(a)      the audit firm's internal quality-control procedures;

(b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five
         (5) years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

(c) all relationships between the independent auditors and the Company (in order to assess the auditor's independence).

3. After reviewing the foregoing report and the independent auditor's work throughout the year, evaluate the auditor's qualifications, performance and independence, and present its conclusions with respect to the independent auditor to the full Board. This evaluation should include the review and evaluation of the lead partner of the independent auditor. In making its evaluation, the Committee should take into account the opinions of management and the Company's internal auditors.

4. Ensure that the lead audit partner is rotated at the intervals required by law, and consider whether, in order to assure continuing auditor independence, there should be more frequent rotation of the lead audit partner, or even of the audit firm itself.

5. Review with the independent auditor any audit problems or difficulties the auditor encountered in the course of the audit work, and management's response to such problems or difficulties. The review should include any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. Among the items the Committee should review with the auditor are:

         (a) any accounting adjustments that were noted or proposed by the auditor but were "passed" by management as immaterial or otherwise;

         (b) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement;

         (c) any management or internal control letter issued, or proposed to be issued, by the audit firm to the Company; and

         (d) a discussion of the responsibilities, budget and staffing of the Company's internal audit functions.

6. Set clear hiring policies for employees or former employees of the independent auditors.

7. Review the proposed scope of the annual independent audit of the Company's financial statements and the associated fees, as well as any significant variations in the actual scope of the independent audit and the associated fees.

8. Present its conclusions with respect to the independent auditor to the full Board.

C. Financial Reporting Processes. On a continuing and periodic basis, the Committee shall review and discuss with management, the internal audit function and the independent auditors, and shall take appropriate action with respect to:

1. Issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles.

2. Issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.

3. Analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

4. The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

5. The types of information to be disclosed and the type of presentation to be made in the Company's earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

6. The quality and adequacy of the Company's internal accounting controls and the Company's financial reporting processes, and the results of the internal auditor's examinations.

7. Policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee should discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

8. The nature of any unusual or significant commitments or contingent liabilities together with the underlying assumptions and estimates of management. In connection with the foregoing, the Committee should review with the Company's General Counsel legal and regulatory matters that may have a material impact on the financial statements.

9. The information provided by the independent auditors pursuant to applicable law concerning (i) all critical accounting policies and practices; (ii) all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of the use of such alternatives and the treatment preferred by the independent auditors; and (iii) other material written communications with management.

The resolution of any disagreements between management and the independent auditors regarding financial reporting.

D. General.

1. The Committee shall review the adequacy of this Charter on an annual basis. The Committee will recommend to the Board any modifications to this Charter that the Committee deems appropriate for approval by the Board.

2. On an as needed basis, the Committee shall review such other matters as the Board or the Committee considers appropriate.

3. The Committee may receive presentations from management personnel on key functional activities of the Company, including information technology, taxes, treasury, risk management and legal.

4. The Committee may cause an investigation to be made into any matter within the scope of its responsibility. The Committee may engage independent resources to assist in its investigations as it deems necessary.

5. The Committee Chairperson shall make regular reports to the Board on the Committee's activities and review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

6. The Committee shall have the authority to engage, and to obtain advice and assistance from, outside independent legal, accounting or other advisors without seeking board approval, as the Committee may determine necessary to carry out its duties.

7. The Committee shall determine appropriate funding for payment of compensation to the independent auditors and to any outside independent legal, accounting or other advisors, and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

8. Director's and committee service fees are the only compensation a Committee member may receive from the Company.

9. The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

10. The Committee shall receive, and act upon as appropriate, the disclosures made by the Chief Executive Officer and the Chief Financial Officer concerning internal controls and fraud required by Rule 13a-14 of the Securities Exchange Act of 1934, as amended.

V. EVALUATION

The Governance/Nominating Committee of the Board shall conduct an annual performance evaluation of the Committee in light of its duties and responsibilities as set forth in this Charter.

                                 GARTNER, INC.

                  Proxy for the Annual Meeting of Stockholders
                          To Be Held on June 30, 2004

                              Class A Common Stock

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I acknowledge receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement of Gartner, Inc., each dated April 29, 2004. I appoint Christopher Lafond and Lewis G. Schwartz, and each of them, Proxies and attorneys-in-fact, with full power to each of substitution, to represent me at Gartner's Annual Meeting, to be held on June 30, 2004, at 10:00 a.m. local time, and at any adjournments, and to vote all shares of my Class A Common Stock as I specify on the reverse side of this card.

THE PROXYHOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THE PROXYHOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY "FOR" THE PROPOSALS AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                    Please mark
                                                    your votes as    /X/
                                                    indicated in
                                                    this example

1. Election of Director

      FOR the nominee                    WITHHOLD
        listed below                    AUTHORITY
      (except as marked            to vote for the nominee
       to the contrary)                listed below

            / /                             / /


Nominee: (01) Maynard G. Webb, Jr.

2. Other

     To vote or otherwise represent the shares on other business which may properly come before the meeting or any adjournments, according to their discretion.

Mark here for address change and note at left.    / /



Date:  _______________________________________


Signature:____________________________________


Signature:____________________________________


Note: Please sign exactly as your name appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should sign using their full title. Corporations should sign using the full corporate name by the authorized officer.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

[PHONE ICON]              VOTE BY TELEPHONE OR INTERNET          [COMPUTER ICON]
                          QUICK *** EASY *** IMMEDIATE

          YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF THREE WAYS:

1. TO VOTE BY PHONE: CALL TOLL-FREE 1-888-XXX-XXXX ON A TOUCH TONE TELEPHONE 24 HOURS A DAY-7 DAYS A WEEK

    THERE IS NO CHARGE TO YOU FOR THIS CALL. - HAVE YOUR PROXY CARD IN HAND.

YOU WILL BE ASKED TO ENTER A CONTROL NUMBER, WHICH IS LOCATED IN THE BOX IN THE LOWER RIGHT HAND CORNER OF THIS FORM

OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

                                       OR

2. VOTE BY INTERNET: Follow the instructions at our Website Address:
                     http://

                                       OR

3. VOTE BY PROXY:    Mark, sign and date your proxy card and return promptly in the enclosed envelope.

NOTE: IF YOU VOTE BY INTERNET OR TELEPHONE, THERE IS NO NEED TO RETURN YOUR PROXY CARD.

                             THANK YOU FOR VOTING.

                                 GARTNER, INC.

                  Proxy for the Annual Meeting of Stockholders
                          To Be Held on June 30, 2004

                              Class B Common Stock

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I acknowledge receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement of Gartner, Inc., each dated April 29, 2004. I appoint Christopher Lafond and Lewis G. Schwartz, and each of them, Proxies and attorneys-in-fact, with full power to each of substitution, to represent me at Gartner's Annual Meeting, to be held on June 30, 2004, at 10:00 a.m. local time, and at any adjournments, and to vote all shares of my Class B Common Stock as I specify on the reverse side of this card.

THE PROXYHOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THE PROXYHOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY "FOR" THE PROPOSALS AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                    Please mark
                                                    your votes as    /X/
                                                    indicated in
                                                    this example

1. Election of Director

      FOR the nominee                    WITHHOLD
        listed below                    AUTHORITY
      (except as marked            to vote for the nominee
       to the contrary)                listed below

            / /                             / /

Nominees: (01) Anne Sutherland Fuchs and (02) Jeffrey W. Ubben

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


  ------------------------------------------------------


2.  Other

     To vote or otherwise represent the shares on other business which may properly come before the meeting or any adjournments, according to their discretion.

Mark here for address change and note at left.    / /



Date:  _______________________________________


Signature:____________________________________


Signature:____________________________________


Note: Please sign exactly as your name appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should sign using their full title. Corporations should sign using the full corporate name by the authorized officer.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

[PHONE ICON]              VOTE BY TELEPHONE OR INTERNET          [COMPUTER ICON]
                          QUICK *** EASY *** IMMEDIATE

          YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF THREE WAYS:

1. TO VOTE BY PHONE: CALL TOLL-FREE 1-888-XXX-XXXX ON A TOUCH TONE TELEPHONE 24 HOURS A DAY-7 DAYS A WEEK

    THERE IS NO CHARGE TO YOU FOR THIS CALL. - HAVE YOUR PROXY CARD IN HAND.

YOU WILL BE ASKED TO ENTER A CONTROL NUMBER, WHICH IS LOCATED IN THE BOX IN THE LOWER RIGHT HAND CORNER OF THIS FORM

OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

                                       OR

2. VOTE BY INTERNET: Follow the instructions at our Website Address:
                     http://

                                       OR

3. VOTE BY PROXY:    Mark, sign and date your proxy card and return promptly in the enclosed envelope.

NOTE: IF YOU VOTE BY INTERNET OR TELEPHONE, THERE IS NO NEED TO RETURN YOUR PROXY CARD.

                             THANK YOU FOR VOTING.